AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "AGREEMENT") is executed as of May 5, 1998, by and among EAGLE SURVEYS INTERNATIONAL, INC., a Texas corporation ("EAGLE"), TIMOTHY J. FLAMAN its sole shareholder (the "SHAREHOLDER") and OMNI ENERGY SERVICES CORP., a Louisiana corporation ("OMNI"), and the transactions contemplated hereby shall be effective for accounting purposes as of April 1, 1998.

                       W I T N E S S E T H:

     WHEREAS, the Board of Directors of Eagle and its Shareholder and the Board of Directors of OMNI deem it advisable that Eagle be merged with and into OMNI (the "MERGER") pursuant to the provisions of the Texas Business Corporation Act (the "TBCA") and the Louisiana Business Corporation Law (the "LBCL") and upon the terms and conditions hereinafter set forth; and

     WHEREAS,  Eagle  is  currently  engaged   in  the  geophysical  survey
business, primarily in Texas (the "BUSINESS").

     NOW, THEREFORE, it is agreed as follows:

                             ARTICLE 1
                     MERGER OF EAGLE INTO OMNI

     SECTION 1.1 THE MERGER. At the Effective Time (as hereinafter defined), in accordance with the terms and conditions of this Agreement and the LBCL and TBCA, Eagle will merge with and into OMNI (the "MERGER"), the separate corporate existence of Eagle shall cease and OMNI shall continue as the surviving corporation (the "SURVIVING CORPORATION").

     SECTION 1.2 THE CLOSING. Upon the terms and conditions set forth in this Agreement, the closing of the transactions contemplated herein (the "CLOSING") shall take place at the offices of Jones, Walker, Waechter, Poitevent, Carr<e`>re & Den<e`>gre, L.L.P., at First NBC Center, New Orleans, Louisiana, commencing at 10:00 a.m. on the date hereof (the "CLOSING DATE").

     SECTION 1.3 THE EFFECTIVE TIME; EFFECT OF MERGER.

          (1) The Merger shall be effective upon the filing of Articles and Certificate of Merger, in the form attached hereto as EXHIBIT A, with the Secretary of State of Texas and Louisiana, respectively, in accordance with the TBCA and the LBCL (the "EFFECTIVE TIME"), which shall be filed as soon as practicable upon the execution of this Agreement. The Merger shall have the effects as set forth in Section 115 of the LBCL and Section 5.06 of the TBCA.

          (1) DIRECTORS AND OFFICERS; ARTICLES OF INCORPORATION; BY-LAWS. After the Effective Time and until their successors shall have been duly elected or appointed, as the case may be, the directors and officers of OMNI as of the Effective Time will be the directors and officers of the Surviving Corporation. The Articles of Incorporation and By-laws of OMNI, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation and By-laws of the Surviving Corporation until amended in accordance with their respective terms and the LBCL.

     SECTION 1.4 CONVERSION OF EAGLE SHARES.

          (1) At and as of the Effective Time, by reason of the Merger (1) all of the issued and outstanding shares of common stock, no par value per share, of Eagle (the "EAGLE COMMON STOCK"), shall be converted into the right to receive the Merger Consideration (as defined below).

          (1) The "Merger Consideration" shall mean (1) a cash payment of ONE MILLION EIGHTY THOUSAND AND NO/100 DOLLARS ($1,080,000.00), (1) 53,039 shares of common stock, $0.01 par value per share of OMNI (the "OMNI COMMON STOCK"), and (1) the Earnout amount (as defined herein).

          (1) Pursuant to this Agreement, OMNI shall pay to the Shareholder within 10 business days of the first anniversary of the Closing Date, an amount equal to the lesser of (A) the product of (1) $15,000 multiplied by (1) the number of survey crews fully trained and capable of performing seismic and civil survey services (either GPS or conventional) operated by OMNI, which are employed by Eagle at the Closing Date or are hired by OMNI after the Closing Date to operate out of its Texas office, in either such case, so long as each such survey crew has been employed by OMNI as employees in good standing for a minimum of three (3) months prior to the first anniversary of the Closing Date and (B) $300,000 (the "EARNOUT"). The Earnout will be payable, at the election of the
Shareholder, in cash or in shares of OMNI Stock, or in a combination thereof. If the Shareholder elects to receive all or a portion of the Earnout in OMNI Common Stock, the number of shares of OMNI Common Stock to be delivered to Shareholder shall be determined by dividing the amount of the Earnout, or any portion thereof elected to be paid in OMNI Common Stock, by the average closing price per share for the five (5) trading days prior to the first anniversary of the Closing Date, as quoted on the Nasdaq National Market or any other exchange or market upon which the OMNI common Stock is then listed or traded.

          (d) OMNI acknowledges that under the terms of this Agreement Shareholder has a vested interest in i) maintaining the survey crews presently employed by Eagle, and ii) hiring new survey crews in order to obtain the maximum Earnout at the anniversary of the Closing Date as described in Section 1.04(c) hereof. Further, so long as Shareholder continues to operate the business in accordance with OMNI's past practices in maintaining its survey crews and hiring new survey crews, OMNI agrees to support and not to interfere in any way with Shareholder's efforts in these regards.

     SECTION 1.5 DELIVERY AND EXCHANGE OF CERTIFICATES . On the Closing Date, the Shareholder shall deliver to OMNI all certificates representing outstanding shares of Eagle Common Stock. Upon such delivery, OMNI shall deliver to the Shareholder a check for ONE MILLION EIGHTY THOUSAND AND NO/100 DOLLARS ($1,080,000), and within five (5) days after the Closing Date, OMNI shall deliver to Shareholder a certificate representing 53,039 shares of OMNI Common Stock. Until so delivered, each certificate which represented shares of Eagle Common Stock before the Effective Time shall be deemed for all purposes to represent the right to receive the Merger Consideration. OMNI may, at its option, refuse to pay any dividend or other distribution payable after the Effective Time with respect to OMNI Common Stock to the holder of certificates evidencing undelivered shares of Eagle Common Stock. Whether or not a stock certificate represents shares of Eagle Common Stock is delivered as provided herein, from and after the Effective Time, such certificates shall under no circumstances evidence, represent or otherwise constitute a share or other interest in Eagle or any person, firm or corporation other than OMNI.


                             ARTICLE 2
               EVENTS OCCURRING ON THE CLOSING DATE

     SECTION 2.1 EAGLE'S  AND  SHAREHOLDER'S  DELIVERIES.   At the Closing,
Shareholder shall deliver to OMNI the following items:

          (2) certificates representing all of the outstanding shares of Eagle Common Stock;

          (2) certified resolutions of Board of Directors of Eagle and Shareholder approving the Merger and the other transactions contemplated by this Agreement and all related agreements to which Eagle is a party;

          (2) letters of resignation of the members of Eagle's board of directors and Eagle's officers as of the Closing Date;

          (2) a certificate of good standing for Eagle issued by Secretary of State of Texas as of a date within seven (7) days of the Closing Date;

          (2) articles of incorporation of Eagle, certified by the Secretary of State of Texas, and bylaws of Eagle, certified by its Secretary, as of a date within five (5) days of the Closing Date; and

          (f) evidence of the exchange of stock of Eagle and Eagle Surveys, Ltd., and release by Mr. Frank W. Bower of any claim or right to Eagle, the Merger Consideration and such other matters, all in form and substance acceptable to OMNI and its counsel in their sole discretion.

     SECTION 2.2 OMNI'S DELIVERIES.

          (2) At the Closing OMNI shall deliver to Shareholder a check made payable to the account of Shareholder in the amount of ONE MILLION EIGHTY THOUSAND AND NO/100 DOLLARS ($1,080,000.00); and

          (2) Within five (5) days after the Closing Date, OMNI shall deliver to Shareholder a certificate in the name of Shareholder and bearing the legend set forth in Section 3.24(d) representing 53,039 shares of OMNI Common Stock.

     SECTION 2.3 DELIVERY OF DOCUMENTS BY ALL PARTIES.  At the Closing, all
parties  to  this  Agreement  shall  execute  and   deliver  the  following
documents:

          (2) An Employment Agreement between Shareholder and OMNI, which shall be substantially in the form attached hereto as EXHIBIT "B".

          (b) The Articles and the Certificate of Merger in the form attached as "EXHIBIT A".

                             ARTICLE 3
           REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

     The Shareholder hereby represents and warrants to OMNI that:

     SECTION 3.1 CORPORATE EXISTENCE. Eagle is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. Eagle has all requisite corporate power to carry on the Business, as currently conducted, and to own and operate its assets and properties, and is duly qualified to transact business and is in good standing in each jurisdiction where the ownership of its assets and properties or the conduct of the Business requires such qualification.

     SECTION 3.2 CORPORATE POWER AND AUTHORITY. Eagle has the requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby. All corporate action necessary to authorize the execution, delivery and performance of this Agreement by Eagle has been duly taken and this Agreement has been duly executed and delivered by Eagle. This Agreement is a good, valid and binding obligation of Eagle and Shareholder, enforceable against Eagle and Shareholder in accordance with its terms (except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally).

     SECTION 3.3 NO CONFLICT. The execution and delivery of this Agreement by Eagle and Shareholder, the compliance by Eagle and Shareholder with the terms and conditions hereof and the consummation by Eagle and Shareholder of the transactions contemplated hereby will not (a) result in or constitute a default, breach, or violation of any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of Eagle, (b) violate any provision of, any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to Eagle or Shareholder, or any governmental permit or license issued to Eagle, or (c) conflict with, result in a breach of, constitute a default or event of default (whether by notice or the lapse of time or both) under or accelerate or permit the acceleration of the performance required by Eagle, under any material indenture, mortgage, lien, agreement or instrument to which Eagle is a party or by which Eagle or any of its assets or properties may be bound.

     SECTION 3.4 CAPITALIZATION AND OWNERSHIP. The authorized capital stock of Eagle consists of 1,000,000 shares of common stock, no par value per share, of which 100 shares are issued and outstanding. All of the issued and outstanding shares of such common stock have been duly authorized and are validly issued fully paid and non-assessable. There are no outstanding warrants, options, rights, calls or other commitments, claims or interests of any nature relating to any share of capital stock of Eagle, and there are no outstanding securities or debt obligations of Eagle convertible into shares of capital stock of Eagle. Other than the shares of Eagle Common Stock owned by Shareholder, there are no shares of Eagle capital stock outstanding. No person, other than the Shareholder, has any right, call, claim or interest of any nature relating to the Merger Consideration. Eagle has no subsidiaries and does not own or control directly or indirectly, any equity or ownership interest in any other entity.

     SECTION 3.5 CORPORATE RECORDS. Correct and complete copies of Eagle's articles of incorporation (and all amendments thereto) and bylaws as amended and in effect as of the date hereof, have been delivered to OMNI. Eagle's minute books, copies of which have been made available to OMNI contain accurate minutes of all formally noticed meetings of, and written consents to all actions taken without meetings by, the board of directors (and any committees thereof) and shareholders of Eagle since its formation.

     SECTION 3.6 INSURANCE. Eagle has heretofore made available for inspection by OMNI a true and complete copy of all policies of fire, liability, workers' compensation, and other forms of insurance owned or held by Eagle. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid, and no notice of cancellation or termination has been received with respect to any such policy.

     SECTION 3.7 INFORMATION. The Shareholder acknowledges that (a) he has received and has reviewed to his satisfaction this Agreement and such additional material information with respect to the Merger and OMNI, if any, as he has requested and (b) such information is sufficient for him to determine objectively whether to approve the Merger and enter into this Agreement.

     SECTION 3.8 CONSENTS. No authorization, consent, approval, permit or license of or filing with any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize the execution, delivery and performance of this Agreement on the part of Shareholder or Eagle, other than those which have been obtained.

     SECTION 3.9 FINANCIAL STATEMENTS. Eagle has heretofore delivered to OMNI its balance sheets as of December 31, 1997 (the "BALANCE SHEET") and March 31, 1998 and the related statement of operations for the year and period then ended, together with its balance sheets as of December 31, 1996 and March 31, 1997 and the related statement of operations for the year and period then ended. The financial statements referred to in the preceding sentence are hereinafter collectively referred to as the "Financial Statements." Each of the Financial Statements was prepared from the books and records of Eagle in conformity with generally accepted accounting principles consistently applied, and fairly present the financial condition and results of operations of Eagle for the periods and as of the dates stated therein. Except to the extent reflected in the Financial
Statements, Eagle has no liabilities or obligations required to be reflected in the Financial Statements (or the notes thereto) in accordance with generally accepted accounting principles other than current liabilities incurred in the ordinary course of business, consistent with past practice subsequent to March 31, 1998.

     SECTION 3.10 TITLE TO ASSETS; LIENS. Eagle has good and indefeasible title to all assets and properties that it purports to own in each case subject to no security interest, pledge, lien, lease, encumbrance or charge other than: (a) liens for taxes not yet due and payable, (b) liens that secure debt that is reflected on Eagle's Financial Statements, and (c) servitudes, easements, encroachments, rights-of-way, restrictions, covenants, and similar encumbrances which do not affect the current use of such assets. The assets and properties owned or leased by Eagle are the only assets necessary for the conduct of the business of Eagle, as presently conducted.

     SECTION  3.11  LEASES  AND  IMMOVABLE  PROPERTY.   Attached hereto  as
SCHEDULE 3.11 is a list of each lease pursuant to which Eagle is the lessee with respect to each parcel of immovable property leased by it (collectively, "LEASED PROPERTY"). Eagle possesses and occupies all of the Leased Property. Eagle does not own any immovable property. All improvements (including all buildings, or portions thereof, and all fixtures) on any of the Leased Property are in good repair and operating condition, normal wear and tear and required maintenance (which has heretofore been regularly performed) excepted, and are suitable and fit for the purposes for which they are currently being used. The use and occupation of the Leased Property and the improvements thereon by Eagle comply in all material respects with all legal requirements, zoning regulations and building codes.

     SECTION 3.12 CONTRACTS. (a) SCHEDULE 3.12 describes all contracts or commitments of Eagle and/or Shareholder that are material to the operation of the Business or the ownership, use or operation of Eagle's assets and properties (including without limitation, mortgages, indentures, loan agreements, long-term supply contracts and open contracts).

     SECTION 3.13 RECEIVABLES; PAYABLES.

     (a) All accounts and notes receivable accrued in connection with the operation of the Business as of the Effective Date, including their respective balances and an accurate aging thereof are shown on Eagle's Financial Statements. (Such notes and receivables are referred to collectively as "RECEIVABLES"). The Receivables have been earned and recorded in the ordinary course of business consistent with past practices, and no Receivables are subject to any counterclaim or offset. None of the Receivables have been sold, transferred, or otherwise disposed of by Eagle and are fully collectible. Other than those Receivables shown on its Financial Statements, there are no accounts or notes receivable by Eagle which either individually or in the aggregate are material to the Business.

     (b) All accounts and trade payables of the Business as of the Effective Date, including the dollar amounts thereof are shown on Eagle's Financial Statements (such accounts and trade payables being referred to as "ACCOUNTS PAYABLE"). All such payables of Eagle have arisen in the ordinary course of business, and no such payables are more than 45 days past due, except for those account or trade payables with respect to which there is an amount disputed in good faith and which are marked "Disputed" on its Financial Statements. All Accounts Payable are accurately reflected in the Financial Statements. Other than those Accounts Payable set forth on its Financial Statement, there are no accounts or trade payables by Eagle which either individually or in the aggregate are material to the Business.

     SECTION 3.14 EMPLOYEE MATTERS. None of the employees of Eagle is a member of or represented by any labor union; Eagle nor any of its employees are subject to any collective bargaining agreement; no petition for certification or union election is pending with respect to any of Eagle's employees; and, to Shareholder's knowledge, there are no attempts of any kind being made to organize any of such employees.

     SECTION 3.15 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since December 31, 1997, Eagle has conducted the Business only in the ordinary course and there has been no material adverse changes in the business, operations or financial condition of Eagle or to its assets, except as expressly contemplated by this Agreement. Since March 31, 1997, Eagle has not:

          (3) made any change in its authorized capital or outstanding securities or redeemed, purchased or otherwise acquired, or agreed to redeem, purchase or otherwise acquire, or issued, sold or delivered, or agreed to issue, sell or deliver, any capital stock or other securities (whether authorized and unissued or held in the treasury) or rights to acquire such capital stock or other securities, except changes affecting the Shareholder's acquisition of all capital stock of Eagle not owned by him on March 31, 1997;

          (3) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever in respect of its capital stock;

          (3) borrowed or agreed to borrow any funds or incurred; or become subject to any obligation or liability (absolute or contingent) except obligations and liabilities incurred in the ordinary course of business consistent with past practices;

          (3) paid any obligation or liability (absolute or contingent) other than current liabilities then due and owing and paid in the ordinary course of business;

          (3) except as occurred in the ordinary course of business and consistent with the past practices of Eagle sold, transferred or otherwise disposed of, or agreed to sell, transfer or otherwise dispose of, or acquired, or agreed to acquire, any assets, properties or rights;

          (3) mortgaged, pledged or otherwise subjected, or agreed to mortgage, pledge or otherwise subject, any of its assets to any lien, charge or other encumbrance, or agreed to do so;

          (3) entered or agreed to enter into any agreement or arrangement granting any preferential rights to purchase any of its assets, properties or rights (including management and control thereof), or requiring the consent of any party to the transfer and assignment of any of such assets, properties or rights (including management and control thereof);

          (3) written up or written down the carrying value of any of its assets;

          (3) changed the job costing system or depreciation methods of accounting for its assets;

          (3) other than in the ordinary course of business, made or permitted any amendment or termination of any contract, agreement or license to which it is a party or by which it or its assets or properties are subject, or forgiven or canceled any debts or claims or released or waived any rights or claims;

          (3) entered into any employment, compensation or consulting agreement that is not terminable by Eagle, at will at any time, or collective bargaining agreement with any person or group, or modified or amended the terms of any such existing agreement;

          (3) other than in the ordinary course of business, increased or agreed to increase the rate of compensation payable to become payable by Eagle or to any of its officers, directors or employees or adopted any new, or made any amendment in any existing, profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement or other employee benefit plan;

          (3) experienced any labor trouble or lost or terminated any key employees, or material customers or suppliers;

          (3) received any citation for any violations of any material legal requirement including, without limitation, the Federal Occupational Safety and Health Act of 1970 or any rules or regulations promulgated thereunder;

          (3) suffered any material adverse change in its financial condition, prospects, assets, liability or business or suffered any material damages, destruction or losses (whether or not covered by insurance); or

          (3) entered into any other commitment or transaction or experienced any other event that has materially and adversely affected, or is likely to materially and adversely affect, the business, operations, prospects, assets, liabilities or financial condition of Eagle.

     SECTION 3.16 PATENTS, TRADEMARKS, AND SIMILAR RIGHTS.

     (a) (i) Eagle has the sole and exclusive right to use all patents, copyrights, trademarks, trade names, technology, know-how, processes, trade secrets, inventions, proprietary data, formulae, research and development data, computer software programs, and other intangible property, and any applications for the same, owned by Eagle or the Shareholder and used in the Business, and all goodwill associated with such intangible property (collectively, the "INTANGIBLE PROPERTY"), and the consummation of the transactions contemplated by this Agreement will not alter or impair any such rights;

          (ii) Eagle has the right to use all Intangible Property which is currently used by Eagle in connection with the Business either as provided in clause (i) above or as licensed or authorized by others, and the consummation of the transactions contemplated by this Agreement will not alter or impair any such rights;

          (iii) No claims have been asserted by any person or entity for the use of any such Intangible Property or challenging or questioning the validity or effectiveness of any such license or agreement, and the Shareholder has no knowledge of any valid basis for any such claim;

          (iv) The use of such Intangible Property by Eagle does not infringe on the rights of any person or entity and no proceedings have been instituted, are pending, or threatened that challenge the rights of Eagle in respect thereof; and

          (v) None of Eagle's Intangible Property rights, to the best of the Shareholder's knowledge, are being infringed by the products, activities, operations, trade names, trademarks, service marks, trade dress rights or copyrights of any other person or persons and none are subject to any outstanding order, judgment, decree, stipulation or agreement restricting the use thereof.

     SECTION 3.17 COMPLIANCE WITH LAWS; LICENSES AND PERMITS. Eagle is in compliance, in all material respects, with all applicable laws, regulations, orders, judgments, ordinances or decrees of any federal, state or local court or any governmental authority. Eagle has not received any notices or orders, nor to its knowledge have any notices or orders been issued, relating to any violation by Eagle of any law, ordinance, regulation or requirement that would have a material adverse effect on the Business or the ownership, use or operation of its assets and properties.

     SECTION 3.18 RELATIONSHIP WITH SUPPLIERS AND CUSTOMERS. Eagle has not received notice of any intention to terminate or materially modify any relationship with its suppliers or customers.

     SECTION 3.19 TAXES. All foreign, federal, state, parish and local tax returns and reports required to be filed by Eagle in connection with the operations of the Business or the ownership, use or operation of its assets and properties have been filed within the time period and in the manner prescribed by law. All such returns and reports filed for the five preceding calendar years reflect accurately all liability for taxes required to be paid in connection with the operations of the Business or the ownership, use or operation of Eagle's assets and properties for the periods covered thereby. All taxes and assessments (including interest and penalties) owed in connection with the operations of the Business or the ownership, use or operation of Eagle's assets and properties have been paid in full or appropriate provision for payment has been made through the date hereof, including all estimated corporate income tax payments due and payable through the date hereof. Neither Shareholder nor Eagle currently has any outstanding tax liability under the law of any jurisdiction that would subject OMNI or Eagle's assets and properties to the liability or withholding requirements of such jurisdiction's law. There is no pending examination or proceeding by any authority or agency with respect to the Business or use, operation or ownership of Eagle's assets and properties relating to the assessment or collection of any taxes.

     SECTION 3.20 ERISA. Eagle has never maintained or become obligated to contribute to any plan or arrangement as defined in Section 3.3 of ERISA, that (a) is subject to Title IV of ERISA, (b) is maintained, administered or contributed to by Eagle and (c) covers any employee or former employee of Eagle. Eagle has not within the last five years engaged in, nor is Eagle a successor to an entity that has engaged in, a transaction described in Section 4069 of ERISA.

     SECTION 3.21 LEGAL PROCEEDINGS. There are no actions, suits, or proceedings pending, or threatened investigations, against or affecting Eagle or Shareholder, or the use, ownership or operation of the Eagle's assets or properties, or the Business at law or in equity, by or before any governmental authority, which action, suit, investigation or proceeding, if resolved against Eagle or Shareholder is reasonably likely to have a material adverse effect on the use, ownership or operation of its assets or properties, the Business, including (i) unfair labor practice charges or complaints alleging violations of the National Labor Relations Act or any similar state law or regulation, (ii) charges of discrimination before the Equal Employment Opportunity Commission or any state or local government agency responsible for the enforcement of state or local anti-discrimination laws, (iii) claims before the United States Department of Labor or before any local government agency responsible for the enforcement of similar state or local laws alleging violations of the Fair Labor Standards Act or any state or local laws covering such matters, and (iv) claims before the United States Department of Labor or any other federal agency or before any state or local government agency responsible for the enforcement of state or local laws alleging violations of any occupational safety and health laws, or Environmental Laws (as defined in Section 3.22 hereof) or any state or local law covering such matters. There are no outstanding unsatisfied judgments, decrees, consent orders or other orders of any governmental authority against or affecting the use, ownership or operation of its assets or properties, or the Business. No action or proceeding has been instituted or threatened against Eagle or Shareholder before any governmental authority by any Person seeking to restrain or prohibit the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or thereby.

     SECTION 3.22 ENVIRONMENTAL.

          (3) "Environmental Laws" means any federal, state, local or foreign environmental law, ordinance, criterion guideline or regulation, which include but are not limited to: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601-9675, as amended by the Superfund Amendments and Reauthorization Act of 1986; (ii) the Federal Insecticide, Fungicide, and Rodenticide Act, as amended; (iii) the Resource Conservation and Recovery Act, as amended; (iv) the Toxic Substances Control Act, as amended; (v) the Hazardous Material Transportation and Uniform Safety Act; (vi) the Clean Air Act, as amended;
(vii) the Federal Water Pollution Control Act, as amended; (viii) the Oil Pollution Act of 1990, as amended and (ix) the Louisiana Environmental Quality Act. "Hazardous substances," "hazardous wastes," and "toxic substances" includes materials defined as "hazardous substances," "extremely hazardous substances," "hazardous wastes," "hazardous constituents," "hazardous materials," "petroleum," "chemical substances," "pollutants," "contaminants," "solid waste" or "toxic substances" in the Environmental Laws.

          (3) Eagle has (i) obtained all necessary licenses, permits and other authorizations and approvals required under the Environmental Laws, and (ii) complied with all Environmental Laws concerning (x) emissions, discharges, releases or threatened release of toxic or hazardous substances or wastes into the environment; (y) generation, use, collection, treatment, storage, transportation, recover, removal, discharge, disposal or handling of toxic or hazardous substances or wastes; and (z) record-keeping, maintenance, testing, inspection, notification and reporting requirements with respect to toxic or hazardous substances or wastes. Eagle has not filed any notice under any Environmental Law indicating past or present on-site treatment, storage or disposal of toxic or hazardous substances or wastes or reporting a spill or release of toxic or hazardous substances or wastes into the environment.

          (3) Eagle is not, nor has it been, subject to any civil, criminal or administrative action, suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation, nor is any such action, proceeding pending or threatened against Eagle pursuant to any Environmental Law. Eagle has no knowledge of, nor has Eagle received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent compliance or continued compliance with any Environmental Law or which may give rise to any common law or legal liability or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation under any Environmental Law. There are no facts or circumstances that would form the basis of a claim, citation or allegation against Eagle for a violation of, or alleging liability under, any Environmental Law.

          (3) There are not, and have not been, any underground tanks of any type (including tanks storing gasoline, diesel fuel, oil or other petroleum products) or disposal sites for toxic or hazardous substances or wastes located on or under any of the real property owned or operated by Eagle.

          (3) Eagle has not, nor has any person engaged by Eagle, treated, used, generated or manufactured any hazardous substances or wastes. Eagle has not engaged any person to handle, transport, treat store or dispose of hazardous substances or wastes on its behalf, and disposal transportation, treating, storage or handling by the Eagle of hazardous substances and wastes has been in compliance with all Environmental Laws.

     SECTION 3.23 DISCLOSURE AND RELIANCE. None of the information, documents, certificates or instruments furnished by Eagle to OMNI or any of its representatives in connection with this Agreement are false or misleading in any material respect or contain any material misstatement of fact or omit to state any material facts required to be stated to make the statements therein not misleading.

     SECTION 3.24 RESTRICTIONS ON RESALE; INVESTMENT INTENT.

          (3) The Shareholder is acquiring the OMNI Common Stock to be received in connection with the Merger for investment for its own account and has no present intention of reselling or otherwise distributing or participating in a distribution of such stock. The Shareholder understands that the shares of OMNI Common Stock to be issued in the Merger will not be registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), that such shares will be "restricted securities" as that term is defined in Rule 144 ("RULE 144") promulgated by the Securities and Exchange Commission (the "COMMISSION") under the Securities Act, and that the Shareholder cannot transfer any of such shares unless they are subsequently registered under the Securities Act and under any applicable state securities law or are transferred in a transfer that, in the opinion of counsel satisfactory to OMNI, is exempt from such registration. Each
Shareholder further understands that OMNI is not obligated by this Agreement to register such shares under the Securities Act or under any such state laws and that OMNI will, as a condition to the transfer of any such shares, require that the request for transfer be accompanied by an opinion of counsel, in form and substance satisfactory to OMNI, to the effect that the proposed transfer does not result in a violation of the Securities Act or any applicable state securities law, unless such transfer is covered by an effective registration statement. The Shareholder understands that such shares of OMNI Common Stock may not be sold publicly in reliance on the exemption from registration under the Securities Act afforded by Rule 144 unless and until the minimum holding period and other requirements of Rule 144 have been satisfied.

          (3) The Shareholder has been represented by competent and experienced legal counsel in connection with the negotiation and execution of this Agreement, has been granted the opportunity to make a thorough investigation of and to obtain information with respect to the affairs of OMNI and his acquisition of OMNI Common Stock, and has availed himself of such opportunity either directly or through its legal counsel and other authorized representatives.

          (3) The Shareholder has been advised that the shares of OMNI Common Stock issued hereunder have not been and are not being registered under the Securities Act and that OMNI in issuing such shares is relying upon, among other things, the representations and warranties of the Shareholder contained in this Section in concluding that such issuance does not require compliance with the registration provisions of the Securities Act.

          (3) The Shareholder understands and agrees that all certificates evidencing the shares of OMNI Common Stock issued hereunder will bear restrictive legends in substantially the following form:

               The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state law, and may not be transferred without registration under the Act and any such state law or an opinion of counsel satisfactory to the corporation that registration is not required.

     SECTION 3.25 NO UNDISCLOSED MATERIAL LIABILITIES. There are no liabilities, commitments, debts, obligations or claims of any kind whatsoever, whether absolute, accrued, fixed, contingent, known, unknown, matured, unmatured or otherwise, against Eagle or any Subsidiary and there is no condition, situation or set of circumstances which could reasonably be expected to result in such a liability, except:

     (a) as and to the extent reflected or reserved against in the Financial Statements;

     (b)  specifically  described  and identified as an exception  to  this section in any of the Schedules delivered to OMNI pursuant to this Agreement;

     (c) incurred since March 31, 1998, in the ordinary course of business consistent with prior practice and Section 3.15 hereof; or

     (d) open purchase or sales orders or agreements for the delivery of services in the ordinary course of business consistent with prior practice.

     SECTION 3.26 INTERESTS IN CLIENTS, SUPPLIERS, ETC. Except as contemplated in Section 6.04, no officer, director or stockholder of the Company or any of its Subsidiaries possesses, directly or indirectly, any financial interest in, or is a director, officer or employee of, any corporation, firm, association or business organization that is a supplier, customer, lessor, lessee, or competitor or potential competitor of the Company or any of its Subsidiaries. Ownership by all or any of such persons of less than 10% of any class of securities of a company shall not be deemed to be a financial interest for purposes of this Section 3.26.


                             ARTICLE 4
                REPRESENTATIONS AND WARRANTIES OF OMNI

     OMNI represents and warrants to Shareholder that:

     SECTION 4.1 CORPORATE EXISTENCE. OMNI is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana with full corporate power to carry on its business as now being conducted and is duly qualified to transact business and is in good standing in each jurisdiction where the ownership of its assets and properties or the conduct of its business requires such qualification and the failure to be so qualified would have a material adverse effect on OMNI.

     SECTION 4.2 CORPORATE POWER AND AUTHORITY. OMNI has the requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby. All corporate action necessary to authorize the execution, delivery and performance of this Agreement by OMNI has been taken, or, prior to Closing, will have been taken, and this Agreement has been duly executed and delivered by OMNI. This Agreement is a legal, valid and binding obligation of OMNI, enforceable against OMNI in accordance with its terms (except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally).

     SECTION 4.3 ABSENCE OF BREACH. The execution and delivery of this Agreement by OMNI, the compliance by OMNI with the terms and conditions hereof and the consummation by OMNI of the transactions contemplated hereby will not (a) result in or constitute a default, breach, or violation of any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of OMNI, (b) to OMNI's knowledge, violate any provision of, any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to, or any governmental permit or license issued to, OMNI, or (c) conflict with, result in a breach of, constitute a default or event of default (whether by notice or the lapse of time or both) under or accelerate or permit the acceleration of the performance required by, any material indenture, mortgage, lien, lease, agreement or instrument to which OMNI is a party or by which OMNI may be bound.

     SECTION 4.4 CONSENTS. No authorization, consent, approval, permit or license of or filing with any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize the execution, delivery and performance of this Agreement on the part of OMNI.

     SECTION 4.5 HOUSTON AREA OFFICE. OMNI agrees to maintain a Houston area office for survey operations, for at least one year from the Closing Date, to support Shareholder's effort to reach the maximum Earnout under the terms of this Agreement.


                             ARTICLE 5
                    LIABILITY AND INDEMNIFICATION

     SECTION 5.1 NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in Articles 3 and 4 of this Agreement shall survive the Closing Date. The liability of any party to indemnify any other party pursuant to this Article 5 shall be limited to claims as to which notice has been given to the indemnifying party on or prior to the second anniversary of the Closing Date, whether or not any damages have been actually been sustained as of such date.

     SECTION 5.2 INDEMNIFICATION BY THE SHAREHOLDER. The Shareholder binds himself to protect, indemnify and hold harmless OMNI and its respective shareholders, officers, directors, agents, attorneys and affiliated parties, and their respective legal representatives, successors and assigns, from and against any demand, claim, action, cause of action, suit, proceeding, investigation, liability, obligation, judgment, loss, damage, cost or expense (including, without limitation, reasonable attorneys' fees) as they are incurred or suffered by any of them and caused by or arising out of:

          (5) any breach or default in the performance by Shareholder of any covenant or agreement of the Shareholder contained in this Agreement, or any agreement attached hereto as an exhibit;

          (5) any breach of any representation or warranty made by Shareholder in Article 3 of this Agreement, or in any agreement attached hereto as an exhibit;

          (c) any claim, right, call or interest of any person or entity, other than the Shareholder, in or to the capital stock of Eagle, or any derivative thereof, or the Merger Consideration; or

          (d) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing.

     SECTION 5.3 INDEMNIFICATION BY OMNI. OMNI binds itself to protect, indemnify and hold harmless the Shareholder and his respective heirs, beneficiaries, legal representatives, successors, assigns and affiliated persons, from and against any demand, claim, action, cause of action, suit, proceeding, investigation, liability, obligation, judgment, loss, damage, cost or expense (including, without limitation, reasonable attorneys' fees) as they are incurred or suffered by any such indemnified person and caused by or arising out of:

          (5) any breach or default in the performance by OMNI of any covenant or agreement of OMNI contained in this Agreement, or any agreement attached hereto as an exhibit;

          (5)  any breach of any representation or warranty made by OMNI in
Article 4 of this Agreement or any agreement attached hereto as an exhibit;

          (5) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing; or

          (d) any failure by OMNI to timely perform any obligation of Eagle for which Shareholder is personally liable or which Shareholder has personally guaranteed in connection with the obligations of the Business and listed on Schedule 6.08.

     SECTION 5.4 CONDITIONS OF INDEMNIFICATION. The obligations and liabilities of Shareholder or OMNI (for purposes of this Section 5.04, the "INDEMNIFYING PARTIES") to protect, indemnify and hold harmless any other party (the "INDEMNIFIED PARTY") under Sections 5.02 or 5.03 hereof with respect to claims asserted by third parties shall be subject to the following terms and conditions:

          (5)  promptly  after  receipt  of notice of commencement  of  any action evidenced by service of process or other legal pleading, or the assertion in writing of any claim by a third party, the Indemnified Party shall give to the Indemnifying Party, written notice thereof together with a copy of such claim, process, or other legal pleading, and the Indemnifying Party shall have the right to undertake the defense thereof by representatives of its choosing (subject to the right of the Indemnified Party to consent reasonably thereto) and at its expense; provided, however, that the Indemnified Party may participate in the defense with counsel of its own choice and at its expense. The failure to give the preceding notice shall not operate as a waiver of any indemnification rights hereunder so long as the Indemnifying Party is not prejudiced as a result thereof, and the Indemnifying Party may undertake the defense in accordance with the foregoing as soon as it learns of the third party claim even though it may learn of such claims through some other means.

          (5) in the event that the Indemnifying Party, by the 30th day after receipt of notice (as set forth above) of any such claim (or, if earlier, by the 10th day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the Indemnified Party shall have the right, but not the obligation, to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Indemnifying Party's expense, subject to the right of the Indemnifying Party to assume the defense of such claims at any time prior to settlement, compromise or final determination thereof.

          (5) anything in this Section 5.04 to the contrary notwithstanding, the Indemnifying Party shall not settle any claim without the consent of the Indemnified Party unless such settlement involves only the payment of money and does not involve any admission of liability or stipulation of fact which the Indemnified Party believes in its sole discretion may have an adverse effect on it and, if OMNI is the Indemnified Party, on Eagle, and the claimant provides to the Indemnified Party a release from all liability in respect of such claim. If the settlement of the claim involves more than the payment of money or involves an admission of liability or stipulation of fact, the Indemnifying Party shall not settle the claim without the prior written consent of the Indemnified Party.

          (5) the Indemnified Party and the Indemnifying Party will each cooperate with all reasonable requests of the other with respect to any indemnified claim.

                             ARTICLE 6
                           MISCELLANEOUS

     SECTION 6.1 NOTICES. Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery, (b) expedited delivery service with proof of delivery, (c) registered or certified United States mail, postage prepaid or (d) fax addressed to the appropriate party as follows:

TO THE SHAREHOLDER:      Eagle Surveys International, Inc.
                         24194 S.H. 249, Suite 180
                         Tomball, Texas  77375
               Attention: Timothy J. Flaman
               Fax:      (281) 357-4715


WITH A COPY TO:          Jay S. Ginsburg P.C.
                         6575 West Loop South
                         Suite 500
                         Bellaire, Texas  77401
               Attention: Kim Yelton
               Fax:      (713) 665-7167


TO THE PURCHASER:        OMNI Energy Services Corp.
                         4500 North East Evangeline Thruway
                         Carencro, LA 70520
               Attention: Roger E. Thomas
               Fax:      (318) 896-6655


WITH A COPY TO:          Jones, Walker, Waechter,
                           Poitevent, Carr<e`>re & Den<e`>gre
                         201 St. Charles Avenue
                         51st Floor
                         New Orleans, Louisiana  70170
               Attention: W. Philip Clinton, Esq.
               Fax:      (504) 582-8012

or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of fax upon confirmation of receipt.

     SECTION  6.2  FURTHER  ASSURANCES.   The  parties hereto agree (i)  to
furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, (iii) to provide to each other or each other's officers, counsel, independent accountants or other representatives or agents reasonable access during normal business hours to the books, records and other information relating to the Eagle that is within their possession for the purpose of allowing the completion of tax returns, financial statements or other reasonable business or financial purposes and (iv) to do such other acts and things, all as the other party hereto may at any time reasonably request for the purpose of consummating the transactions contemplated by and carrying out the intent of this Agreement and any other documents referred to herein.

     SECTION 6.3 COSTS AND EXPENSES. Unless otherwise provided herein, each party shall pay its own respective costs and expenses (including, without limitation, the fees, disbursements and expenses of its attorneys, accountants and advisors) in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated thereby.

     SECTION 6.4 PURCHASE OF SUPPLIES. (a) Following the Effective Time and during the term of the Employment and Non-Compete Agreement between OMNI and Shareholder, Shareholder shall be free to cause OMNI's Texas office to purchase supplies and equipment necessary and appropriate to the operation of the business (the "PURCHASE ITEMS") from Houston Survey Supplies, Inc., a Texas corporation wholly owned and operated by Shareholder ("HOUSTON"), provided that the price charged to OMNI by Houston is an amount less than or equal to Houston's direct cost for each such Purchase Item plus seventeen percent (17%) plus Houston's direct, out-of-pocket freight cost for such Purchased Items.

     (b) Following the Effective time, OMNI shall have complete access during normal business hours to all books, records and documents of every kind and character of Houston for purposes of verifying compliance with the terms of this Section 6.04. Shareholder shall cause Houston to make such books, records and documents available to OMNI at Houston's offices in Houston, Texas for examination and reproduction by OMNI's authorized representatives and to cause its personnel to assist OMNI in making such investigations. During such investigations, OMNI shall have the right to make copies of such records, files and other materials as it may reasonably deem advisable.

     In the event of a breach of this Section 6.04, in addition to all other remedies available to OMNI, Section 6.04(a) shall terminate and be of no further force and effect.

     SECTION 6.5 GOVERNING LAW.   This  Agreement  shall be governed by and
construed in accordance with the substantive laws and not the choice of law rules of the State of Louisiana.

     SECTION 6.6 ARBITRATION. (a) Any and all disputes, controversies, and conflicts that arise from or in relation to, or that involve the breach, existence, validity, and termination of, this Agreement shall, to the extent possible, be settled amicably by the Parties. In the event of a failure to make amicable settlement of any dispute hereunder, such dispute shall be finally settled through arbitration, in Lafayette, Louisiana, before an arbitration panel under the Rules of the American Arbitration Association ("AAA") in effect as of the date hereof. In rendering any decision or award, the arbitration panel shall determine the rights and obligations of the Parties in accordance with the laws of the State of Louisiana and the United States of America.

     SECTION 6.7 REPRESENTATIONS AND WARRANTIES. (a) The representations and warranties made herein are made by Shareholder with the knowledge and expectation that OMNI is placing reliance thereon. To the extent that any portion of the representations or warranties made herein were made to Shareholder's knowledge, Shareholder represents that he has made due and reasonable inquiry with respect thereto.

     (b) The representations and warranties made herein are made by OMNI with the knowledge and expectation that Shareholder is placing reliance thereon. To the extent that any portion of the representations or warranties made herein were made to OMNI's knowledge, OMNI represents that it has made due and reasonable inquiry with respect thereto.

     SECTION 6.8 OBLIGATIONS OF SHAREHOLDER MADE ON BEHALF OF EAGLE OMNI will i) timely perform all obligations of Eagle listed on SCHEDULE 6.08 hereof for which Shareholder is personally liable, and ii) pay in full all such loans within eight (8) weeks from the Closing Date. Further, OMNI will fully perform the obligations of Shareholder in connection with (i) the Commercial Lease between Hillegeist Family (Landlord) and Timothy Jack Flaman (Tenant and Guarantor) as to Eagle's office lease at 24914 Tomball Parkway, Tomball, Texas, which expires November 30, 2000, and (ii) the Apartment Lease Contract dated February 25, 1998 between Eagle Surveys and Tim Flaman (Tenant) and Jones Crossing (Landlord) as to 9001 Jones Road, Apt. 1908, Houston, Texas, which expires on August 31, 1998. Also, OMNI will use its best efforts to have each of the above referenced leases assigned to OMNI and to have Shareholder's personal guarantees of such leases released.

     SECTION 6.9 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings (whether written or oral) among the parties with respect to such subject matter.

     SECTION 6.10  AMENDMENT.   This  Agreement  may be amended or modified
only by written agreement of all of the parties hereto.

     SECTION 6.11 PARTIES IN INTEREST. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, executors, administrators, personal representatives, heirs and permitted assigns, and no party hereto may assign its rights or obligations hereunder without the prior written consent of the other parties hereto. Nothing in this Agreement is intended or shall be construed to confer upon or to give any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

     SECTION 6.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement is executed by the parties, acting through their respective Presidents, and attested by their respective secretaries, as of the day and year first above written.

ATTEST:                            OMNI ENERGY SERVICES CORP.:



/S/ Allan R. Woodard               By: /S/ Roger E. Thomas
Allan R. Woodard                       Roger E. Thomas
Secretary                              President



ATTEST:                            EAGLE SURVEYS INTERNATIONAL, INC.:



/S/ Timothy J. Flaman              By: /S/ Timothy J. Flaman
Timothy J. Flaman                      Timothy J. Flaman
Secretary                              President

                    CERTIFICATE OF SECRETARY OF
                 EAGLE SURVEYS INTERNATIONAL, INC.


     I hereby certify that I am the duly elected Secretary of Eagle Surveys International, Inc., a Texas corporation, presently serving in such capacity, and that the foregoing Agreement and Plan of Merger was, in the manner required by the Texas Business Corporation Act, duly approved, without alteration or amendment, by written consent of the sole shareholder of Eagle Surveys International, Inc. duly certified and executed.


Dated:  May 5, 1998


                                         /S/ Timothy J. Flaman
                                         Timothy J. Flaman
                                         Secretary


                    CERTIFICATE OF SECRETARY OF
                    OMNI ENERGY SERVICES CORP.



     I hereby certify that I am the duly elected Secretary of OMNI Energy Services Corp., a Louisiana corporation, presently serving in such capacity, and that the foregoing Agreement and Plan of Merger was not required to be approved by the shareholders of OMNI Energy Services Corp. pursuant to Section 112E(1) of the Louisiana Business Corporation Law.


Dated: May 5, 1998.


                                        /S/ Allan R. Woodard
                                        Allan R. Woodard
                                        Secretary

      ACKNOWLEDGMENT AS TO EAGLE SURVEYS INTERNATIONAL, INC.

STATE OF LOUISIANA           )
                             )
PARISH OF ORLEANS            )


     BEFORE ME, the undersigned authority, personally came and appeared TIMOTHY J. FLAMAN, being duly sworn, declared and acknowledged before me that he is the President of Eagle Surveys International, Inc., a Texas corporation, and that in such capacity he was duly authorized to and did execute the foregoing Agreement and Plan of Merger on behalf of such Corporation, for the purposes therein expressed, and as his and such Corporation's free act and deed and that the facts stated therein are true.


Sworn  to  and subscribed            /S/ Timothy J. Flaman
before me                            Timothy J. Flaman
this   5th  day  of  May,            President
1998.


        /s/Roger Hamilton
         Notary Public

          ACKNOWLEDGMENT AS TO OMNI ENERGY SERVICES CORP.


STATE OF LOUISIANA           )
                             )
PARISH OF ORLEANS            )



     BEFORE ME, the undersigned authority, personally came and appeared ROGER E. THOMAS, who, being duly sworn, declared and acknowledged before me that he is the President of OMNI Energy Services Corp., a Louisiana corporation, and that in such capacity he was duly authorized to and did execute the foregoing Agreement and Plan of Merger on behalf of such Corporation, for the purposes therein expressed, and as his and such Corporation's free act and deed and that the facts stated therein are true.

Sworn to and subscribed               /S/ Roger E. Thomas
before me                             Roger E. Thomas
this 5th day of May,                  President
1998.


         /s/ Roger Hamilton
         Notary Public

                  SCHEDULE 3.11 - LEASED PROPERTY

                     SCHEDULE 3.12 - CONTRACTS


(1) Term Promissory Note dated 02/24/98 executed by Eagle Surveys International, Inc., in the principal amount of $90,330 payable to Chase Bank of Texas, N.A. in monthly installments; secured by General Security Agreement on All Accounts, All Equipment, All Inventory;

(2) Term Promissory Note dated 11/14/97 executed by Eagle Surveys International, Inc., in the principal amount of $18,532.50 payable to Texas Commerce Bank NA (now chase Bank of Texas N.A.) in monthly installments until 12/01/01; secured by Security Agreement - Equipment and Fixtures and personal guarantee of Timothy J. Flaman;

(3) Business Revolving Credit Account Agreement and Promissory Note dated 03/13/98 executed by eagle Surveys International, Inc., in the principal amount of $150,000 payable to Chase Bank of Texas N.A. in monthly installments until 03/26/99; secured by General Security Agreement and personal guarantee;

(4)  Loan from Eagle Surveys Ltd., balance due on 4/30/98 of $146,912.75;

(5) Shareholder's Loan payable to Frank Bower, balance due on 04/30/98 of $12,816.68;

(6) Shareholder's Loan payable to Timothy J. Flaman, balance due on 04/30/98 of $28,466.59.

(7) Lease with Purchase Option (equipment lease) from Debis, balance due on 4/30/98 of $36,988.99, secured by security agreement on Posi Track equipment.

                     SCHEDULE 6.08 - CONTRACTS


(1) Term Promissory Note dated 02/24/98 executed by Eagle Surveys International, Inc., in the principal amount of $90,330 payable to Chase Bank of Texas, N.A. in monthly installments; secured by General Security Agreement on All Accounts, All Equipment, All Inventory;

(2) Term Promissory Note dated 11/14/97 executed by Eagle Surveys International, Inc., in the principal amount of $18,532.50 payable to Texas Commerce Bank NA (now chase Bank of Texas N.A.) in monthly installments until 12/01/01; secured by Security Agreement - Equipment and Fixtures and personal guarantee of Timothy J. Flaman;

(3) Business Revolving Credit Account Agreement and Promissory Note dated 03/13/98 executed by eagle Surveys International, Inc., in the principal amount of $150,000 payable to Chase Bank of Texas N.A. in monthly installments until 03/26/99; secured by General Security Agreement and personal guarantee;

(4)  Loan from Eagle Surveys Ltd., balance due on 4/30/98 of $146,912.75;

(5) Shareholder's Loan payable to Frank Bower, balance due on 04/30/98 of $12,816.68;

(6) Shareholder's Loan payable to Timothy J. Flaman, balance due on 04/30/98 of $28,466.59.